Dividends on ordinary shares and preference shares	12 Months Ended
Dec. 31, 2021
Dividends on ordinary shares
Dividends on ordinary shares and preference shares	Dividends on ordinary shares and preference shares
The 2021 financial statements include £794m (2020: £263m) of dividends paid on ordinary shares. This comprises one interim dividend declared in relation to the prior year of £174m (2020: £263m) and two interim dividends in relation to 2021 of £520m, declared in February 2021, and £100m, declared in July 2021 (2020: nil ).
This results in a total dividend for the year of £0.34 (2020: £0.11) per ordinary share.
Dividends paid on preference shares amounted to £27m (2020: £42m).  Dividends paid on the Euro preference shares amounted to £14.37 per share (2020: £439.21). Dividends paid on the 6.278% US$100 preference shares amounted to £459.69 per share (2020: £485.75).
The Directors have approved a third interim dividend in respect of 2021 of £200m.